Rule 497(e)
File Nos. 333-145655; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

HV-3739 – Group Variable Annuity Contracts (Rescission)

Supplement dated September 24, 2026 to Prospectus dated May 1, 2026

Effective immediately, the current expense for Invesco V.I. Small Cap Equity Fund - Series I is updated to 0.96%.

Effective immediately, the current expense for Invesco V.I. Technology Fund - Series I is updated to 0.96%.

Accordingly, information for Invesco V.I. Small Cap Equity Fund - Series I and Invesco V.I. Technology Fund - Series I found in the table of funds in the “Appendix A – General Account Options and Underlying Funds” section of the above-referenced product Prospectus is updated as follows (all other information in the table of funds remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2025)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Insurance Small Blend	Invesco V.I. Small Cap Equity Fund - Series I	0.96%	8.05%	7.32%	9.55%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A
US Insurance Technology	Invesco V.I. Technology Fund - Series I	0.96%	20.47%	10.30%	15.78%
	Adviser: Invesco Advisers, Inc.
	Subadviser: N/A

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

2026-PROSUPP-5